UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5497

Western Asset Municipal High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2008

Western Asset

Municipal High Income

Fund Inc.

(MHF)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income exempt from federal income taxes.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	12

Statement of operations	13

Statements of changes in net assets	14

Financial highlights	15

Notes to financial statements	16

Board approval of management and subadvisory agreements	20

Additional shareholder information	25

Dividend reinvestment plan	26

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy was lackluster at best during the six-month reporting period ended April 30, 2008. Third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that its preliminary estimate for first quarter 2008 GDP growth was a modest 0.9%. While it was once debated whether or not the U.S. would fall into a recession, it is now looking more likely that the U.S could experience a mild recession. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first four months of 2008—the longest consecutive monthly decline since early 2003.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed reduced the federal funds rate an additional 25 basis points in October 2007. Then, over the course of the reporting period, the Fed lowered rates on five more occasions, bringing the federal funds rate to 2.00% as of April 30, 2008. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known

Western Asset Municipal High Income Fund Inc.	I

Letter from the chairman continued

as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the six months ended April 30, 2008, two-year Treasury yields fell from 3.94% to 2.29%. Over the same time frame, 10-year Treasury yields fell from 4.48% to 3.77%. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv during the reporting period.

The municipal bond market lagged its taxable bond counterparts over the six months ended April 30, 2008. Over that period, the Lehman Brothers Municipal Bond Indexv and the Lehman Brothers U.S. Aggregate Indexvi returned 1.47% and 4.08%, respectively. During the reporting period, the municipal market was adversely affected by increased investor risk aversion and fears that an economic recession would negatively impact municipalities, as they would generate less tax revenues. In addition, several large bond insurers experienced rating downgrades due to concerns that they no longer had enough capital to guarantee billions of dollars in debt due to the fallout from the subprime mortgage crisis. Furthermore, forced selling of municipal securities by hedge funds caused tax-free bond yields to move sharply higher (and their prices lower) in February 2008.

II	Western Asset Municipal High Income Fund Inc.

Performance review

For the six months ended April 30, 2008, Western Asset Municipal High Income Fund Inc. returned -0.75% based on its net asset value (“NAV”)vii and 0.62% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 1.47% over the same time frame. The Lipper High Yield Municipal Debt Closed-End Funds Category Averageviii returned -4.71% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.21 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of April 30, 2008 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN*
$ 7.95 (NAV)	-0.75%
$ 7.59 (Market Price)	0.62%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

Western Asset Municipal High Income Fund Inc.	III

Letter from the chairman continued

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 30, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
[v]	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

IV	Western Asset Municipal High Income Fund Inc.

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — April 30, 2008

Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report	1

Schedule of investments (unaudited)

April 30, 2008

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
MUNICIPAL BONDS — 96.6%
	Alaska — 0.7%
$1,055,000	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31(a)	$ 1,113,141
	Arizona — 1.7%
1,740,000	Phoenix, AZ, IDA, MFH Revenue, Ventana Palms Apartments Project, 8.000% due 10/1/34*	1,910,050
1,000,000	Salt Verde, AZ Financial Corp., Gas Revenue, 5.000% due 12/1/37	895,840
	Total Arizona	2,805,890
	Arkansas — 1.0%
	Arkansas State Development Financing Authority:
1,000,000	Hospital Revenue, Washington Regional Medical Center, 7.375% due 2/1/29(b)	1,081,150
600,000	Industrial Facilities Revenue, Potlatch Corp. Projects, 7.750% due 8/1/25(a)	637,680
	Total Arkansas	1,718,830
	California — 8.6%
1,500,000	Barona, CA, Band of Mission Indians, GO, 8.250% due 12/1/20(c)	1,516,050
2,000,000	California Health Facilities Financing Authority Revenue, Refunding, Cedars-Sinai Medical Center, 5.000% due 11/15/27	1,968,140
5,000,000	California Statewide CDA Revenue, Lodi Memorial Hospital, California Mortgage Insurance, 5.000% due 12/1/37(d)	4,820,400
	Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue:
2,000,000	Asset Backed, 7.800% due 6/1/42(b)	2,411,920
1,000,000	Enhanced Asset Backed, 5.625% due 6/1/38(b)	1,105,290
600,000	Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment Project, 5.000% due 9/1/29	556,350
1,865,000	Vallejo, CA, COP, Touro University, 7.375% due 6/1/29(b)	2,011,477
	Total California	14,389,627
	Colorado — 3.1%
	Colorado Educational & Cultural Facilities Authority Revenue:
760,000	Charter School, Peak to Peak Project, 7.500% due 8/15/21(b)	847,392
	Cheyenne Mountain Charter Academy:
680,000	5.250% due 6/15/25	679,198
510,000	5.125% due 6/15/32	484,597
785,000	Elbert County Charter, 7.375% due 3/1/35	804,782
810,000	Unrefunded, University of Denver Project, FGIC, 5.250% due 3/1/23	871,746
1,000,000	Reata South Metropolitan District, CO, GO, 7.250% due 6/1/37	935,650
500,000	Southlands, CO, Metropolitan District No. 1, GO, 7.125% due 12/1/34(b)	609,180
	Total Colorado	5,232,545

See Notes to Financial Statements.

2	Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	District of Columbia — 1.2%
$1,895,000	District of Columbia COP, District Public Safety & Emergency, AMBAC, 5.500% due 1/1/20	$ 2,008,946
	Florida — 10.0%
950,000	Beacon Lakes, FL, Community Development District, Special Assessment, 6.900% due 5/1/35	953,154
1,500,000	Bonnet Creek Resort Community Development District, Special Assessment, 7.500% due 5/1/34	1,548,240
	Capital Projects Finance Authority, FL:
2,000,000	Continuing Care Retirement Glenridge on Palmer Ranch, 8.000% due 6/1/32(b)(d)	2,375,240
2,000,000	Student Housing Revenue, Capital Projects Loan Program, Florida University, 7.850% due 8/15/31(b)(d)	2,279,000
935,000	Century Parc Community Development District, Special Assessment, 7.000% due 11/1/31	910,849
1,000,000	Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems, 6.000% due 11/15/25(b)	1,118,480
2,000,000	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, 7.875% due 12/15/25(a)	2,011,520
1,000,000	Orange County, FL, Health Facilities Authority Revenue, First Mortgage, GF, Orlando Inc. Project, 9.000% due 7/1/31	1,084,400
400,000	Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project, 9.500% due 8/1/13(e)	467,168
2,000,000	Reunion East Community Development District, Special Assessment, 7.375% due 5/1/33	2,073,540
1,000,000	Santa Rosa, FL, Bay Bridge Authority Revenue, 6.250% due 7/1/28	946,300
1,000,000	University of Central Florida, COP, FGIC, 5.000% due 10/1/25	963,920
	Total Florida	16,731,811
	Georgia — 4.7%
	Atlanta, GA, Airport Revenue:
1,000,000	FGIC, 5.625% due 1/1/30(a)	988,200
1,000,000	FSA, 5.000% due 1/1/26	1,022,070
2,000,000	Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project, 5.000% due 7/1/32	1,934,520
2,500,000	Atlanta, GA, Tax Allocation, Atlantic Station Project, 7.900% due 12/1/24(b)	2,945,625
1,000,000	Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates, 7.250% due 11/15/29	1,036,240
	Total Georgia	7,926,655
	Illinois — 1.8%
2,000,000	Chicago, IL, GO, Neighborhoods Alive 21 Program, FGIC, 5.500% due 1/1/31(b)	2,140,900
1,000,000	Illinois Finance Authority Revenue, Refunding, Chicago Charter School Project, 5.000% due 12/1/26	883,870
	Total Illinois	3,024,770

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report	3

Schedule of investments (unaudited) continued

April 30, 2008

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Indiana — 0.4%
	County of St Joseph, IN, EDR, Holy Cross Village Notre Dame Project:
$ 285,000	6.000% due 5/15/26	$ 265,985
550,000	6.000% due 5/15/38	486,975
	Total Indiana	752,960
	Kansas — 0.7%
1,150,000	Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health, 5.000% due 10/1/22	1,163,421
	Kentucky — 1.2%
2,000,000	Louisville & Jefferson County, KY, Metro Government Health System Revenue, Norton Healthcare Inc., 5.250% due 10/1/36	1,936,820
	Louisiana — 0.6%
1,000,000	Epps, LA, COP, 8.000% due 6/1/18	1,002,570
	Maryland — 1.5%
1,500,000	Maryland State Economic Development Corp. Revenue, Chesapeake Bay, 7.730% due 12/1/27 (b)	1,632,150
1,000,000	Maryland State Health & Higher EFA Revenue, Refunding, Edenwald, 5.400% due 1/1/31	910,010
	Total Maryland	2,542,160
	Massachusetts — 2.1%
890,000	Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project, 7.875% due 3/1/25(a)	838,255
1,000,000	Massachusetts State DFA Revenue, Briarwood, 8.250% due 12/1/30(b)	1,150,380
1,000,000	Massachusetts State HEFA Revenue, Caritas Christi Obligation, 6.750% due 7/1/16	1,069,500
355,000	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13(e)	449,853
	Total Massachusetts	3,507,988
	Michigan — 6.5%
2,130,000	Allen Academy, COP, 7.500% due 6/1/23(d)	2,048,272
	Cesar Chavez Academy, COP:
1,000,000	6.500% due 2/1/33	995,850
1,000,000	8.000% due 2/1/33	1,073,680
1,000,000	Gaudior Academy, COP, 7.250% due 4/1/34	963,790
1,750,000	Kalamazoo Advantage Academy, COP, 8.000% due 12/1/33	1,271,322
3,000,000	Michigan State Hospital Finance Authority, Refunding Hospital, Sparrow Obligated, 5.000% due 11/15/31	2,907,180
990,000	Star International Academy, COP, 7.000% due 3/1/33	937,649
700,000	William C. Abney Academy, COP, 6.750% due 7/1/19	717,640
	Total Michigan	10,915,383
	Missouri — 0.8%
1,300,000	Missouri State HEFA Revenue, Refunding, St. Lukes Episcopal, 5.000% due 12/1/21	1,307,150

See Notes to Financial Statements.

4	Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Montana — 1.5%
$2,425,000	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19(a)	$ 2,429,729
	New Hampshire — 1.0%
1,600,000	New Hampshire HEFA Revenue, Covenant Health System, 5.500% due 7/1/34	1,608,992
	New Jersey — 10.4%
1,500,000	Casino Reinvestment Development Authority Revenue, MBIA, 5.250% due 6/1/20(d)	1,584,180
1,000,000	New Jersey EDA, Retirement Community Revenue, SeaBrook Village Inc., 8.250% due 11/15/30(b)	1,145,390
	New Jersey Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group:
5,000,000	5.250% due 7/1/30(d)	4,382,500
3,000,000	7.500% due 7/1/30(b)(d)	3,343,170
5,000,000	New Jersey State, EDA, Revenue, Refunding, 6.875% due 1/1/37(a)(d)	4,953,050
1,750,000	Tobacco Settlement Financing Corp., 6.750% due 6/1/39(b)	2,038,680
	Total New Jersey	17,446,970
	New Mexico — 1.3%
160,000	Albuquerque, NM, Hospital Revenue, Southwest Community Health Services, 10.000% due 8/1/12(b)	163,062
1,000,000	Otero County, NM, Jail Project Revenue, 7.500% due 12/1/24	1,038,800
1,000,000	Sandoval County, NM, Incentive Payment Revenue, Refunding, 5.000% due 6/1/20	1,042,270
	Total New Mexico	2,244,132
	New York — 7.9%
700,000	Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital Medical Center Inc., 8.250% due 11/15/30(b)	804,566
2,000,000	Metropolitan Transportation Authority of New York, AMBAC, 5.000% due 7/1/30	2,020,780
1,000,000	Monroe County, NY, IDA, Civic Facilities Revenue, Woodland Village Project, 8.550% due 11/15/32(b)	1,167,430
	New York City, NY, IDA, Civic Facilities Revenue:
1,290,000	Community Residence for the Developmentally Disabled Project, 7.500% due 8/1/26	1,294,141
860,000	Special Needs Facilities Pooled Program, 8.125% due 7/1/19(b)	950,335
	New York State Dormitory Authority Revenue:
2,090,000	Cornell University, 5.000% due 7/1/21	2,216,194
1,500,000	Mental Health Services Facilities Improvement, AMBAC, 5.000% due 2/15/35	1,517,940
2,500,000	New York University Hospitals Center, 5.000% due 7/1/26	2,277,100
875,000	Suffolk County, NY, IDA, Civic Facilities Revenue, Eastern Long Island Hospital Association, 7.750% due 1/1/22(b)	1,008,525
	Total New York	13,257,011

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

April 30, 2008

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	North Carolina — 0.6%
$ 920,000	North Carolina Medical Care Community, Health Care Facilities Revenue, First Mortgage, DePaul Community Facilities Project, 7.625% due 11/1/29(b)	$ 996,480
	Ohio — 2.6%
1,500,000	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 7.500% due 1/1/30	1,557,900
1,500,000	Miami County, OH, Hospital Facilities Revenue, Refunding and Improvement Upper Valley Medical Center, 5.250% due 5/15/21	1,501,920
1,260,000	Riversouth Authority, OH, Revenue, Riversouth Area Redevelopment, 5.000% due 12/1/25	1,304,100
	Total Ohio	4,363,920
	Pennsylvania — 4.4%
1,000,000	Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project, 7.250% due 1/1/35(b)	1,182,460
1,000,000	Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project, 6.000% due 11/15/35	980,190
1,000,000	Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center, 5.000% due 1/1/27	909,460
955,000	Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc. Project, 7.500% due 2/15/29	952,842
1,000,000	Philadelphia, PA, Authority for IDR, Host Marriot LP Project, Remarketed 10/31/95, 7.750% due 12/1/17(a)	1,000,930
2,000,000	Westmoreland County, PA, IDA Revenue, Health Care Facilities, Redstone Highlands Health, 8.125% due 11/15/30(b)	2,287,360
	Total Pennsylvania	7,313,242
	South Carolina — 0.1%
210,000	McCormick County, SC, COP, 9.750% due 7/1/09	211,390
	Tennessee — 1.9%
1,000,000	Clarksville, TN, Natural Gas Acquisition Corp. Gas Revenue, 5.000% due 12/15/21	920,440
2,500,000	Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project, 5.750% due 9/1/37	2,339,000
	Total Tennessee	3,259,440
	Texas — 13.3%
550,000	Bexar County, TX, Housing Financial Corp., MFH Revenue, Continental Lady Ester, 6.875% due 6/1/29(b)	588,753
1,500,000	Burnet County, TX, Public Facility Project Revenue, 7.500% due 8/1/24	1,476,285
	Garza County, TX, Public Facility Corp.:
1,000,000	5.500% due 10/1/18	1,016,830
2,000,000	Project Revenue, 5.750% due 10/1/25	1,986,840
2,000,000	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project, 7.500% due 10/1/12(a)(f)	2,105,180
2,750,000	Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project, 6.125% due 7/15/27(a)	2,243,450

See Notes to Financial Statements.

6	Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Texas — 13.3% continued
$1,000,000	Laredo, TX, ISD Public Facility Corp. Lease Revenue, AMBAC, 5.000% due 8/1/29	$ 1,009,440
1,000,000	Midlothian, TX, Development Authority, Tax Increment Contract Revenue, 6.200% due 11/15/29	1,001,830
2,500,000	North Texas Tollway Authority Revenue, 5.750% due 1/1/40	2,563,075
1,000,000	North Texas Tollway Authority, Dallas North Tollway Systems Revenue, FSA, 5.000% due 1/1/35(b)	1,089,570
1,500,000	Texas State Public Finance Authority, Uplift Education, 5.750% due 12/1/27	1,435,455
1,865,000	West Texas Detention Facility Corp. Revenue, 8.000% due 2/1/25	1,814,496
	Willacy County, TX:
2,000,000	Local Government Corp. Revenue, 6.875% due 9/1/28	1,985,040
	PFC Project Revenue:
1,000,000	8.250% due 12/1/23	995,140
1,000,000	County Jail, 7.500% due 11/1/25	1,040,100
	Total Texas	22,351,484
	Virginia — 3.0%
405,000	Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue, Parkwood Court Apartments Project, 8.125% due 4/1/30	409,301
1,000,000	Broad Street CDA Revenue, 7.500% due 6/1/33	1,060,550
2,500,000	Chesterfield County, VA, EDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric Power Co. Project, 5.600% due 11/1/31(a)	2,430,025
1,000,000	Fairfax County, VA, EDA Revenue, Retirement Community, Greenspring Village Inc., 7.500% due 10/1/29(b)	1,089,380
	Total Virginia	4,989,256
	West Virginia — 1.4%
2,500,000	Pleasants County, WV, PCR, Refunding County Commission Allegheny, 5.250% due 10/15/37	2,360,650
	Wisconsin — 0.6%
1,000,000	Wisconsin State HEFA Revenue, Aurora Health Care, 6.400% due 4/15/33	1,006,250
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $159,376,922)	161,919,613
SHORT-TERM INVESTMENTS — 1.5%
	Colorado — 0.1%
200,000	Colorado Educational & Cultural Facilities Authority Revenue, National Jewish Federation Bond Program, LOC-Bank of America, 2.650%, 5/1/08(g)	200,000
	Massachusetts — 1.3%
2,100,000	Commonwealth of Massachusetts, GO, Refunding, LIQ-Landesbank Hessen-Thuringen, 2.330%, 5/1/08(g)	2,100,000

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

April 30, 2008

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Nevada — 0.1%
$ 200,000	Reno, NV, Sales Tax Revenue, Reno Project, LOC-Bank of New York, 2.600%, 5/1/08(g)	$ 200,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,500,000)	2,500,000
	TOTAL INVESTMENTS — 98.1% (Cost — $161,876,922#)	164,419,613
	Other Assets in Excess of Liabilities — 1.9%	3,124,413
	TOTAL NET ASSETS — 100.0%	$167,544,026

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(d)	All or a portion of this security is segregated for extended settlements and open futures contracts.
(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2008.
(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
*

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AMBAC	– Ambac Assurance Corporation - Insured Bonds
CDA	– Community Development Authority
COP	– Certificate of Participation
DFA	– Development Finance Agency
EDA	– Economic Development Authority
EDR	– Economic Development Revenue
EFA	– Educational Facilities Authority
FGIC	– Financial Guaranty Insurance Company - Insured Bonds
FSA	– Financial Security Assurance - Insured Bonds
GO	– General Obligation
HEFA	– Health & Educational Facilities Authority
IDA	– Industrial Development Authority
IDR	– Industrial Development Revenue
ISD	– Independent School District
LIQ	– Liquidity Facility
LOC	– Letter of Credit
MBIA	– Municipal Bond Investors Assurance Corporation - Insured Bonds
MFH	– Multi-Family Housing
PCR	– Pollution Control Revenue
PFC	– Public Facilities Corporation

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

SUMMARY OF INVESTMENTS BY INDUSTRY* (unaudited)

Pre-Refunded/Escrowed to Maturity	24.6%
Hospitals	23.0
Leasing	13.6
Industrial Development	9.0
Special Tax	5.7
Transportation	4.6
Education	4.4
Other Revenue	3.8
Local General Obligations	3.2
Resource Recovery	3.0
Electric	2.3
Housing	1.4
General Obligations	1.3
Tax Allocation	0.1
100.0%

* As a percentage of total investments. Please note that Fund holdings are as of April 30, 2008 and are subject to change.

RATINGS TABLE† (April 30, 2008) (unaudited)

S&P/Moody’s/Fitch‡
AAA/Aaa	17.2%
AA/ Aa	4.0
A	19.0
BBB/Baa	16.9
BB/Ba	3.0
B/B	1.9
A-1/VMIG1	1.5
NR	36.5
100.0%

†  As a percentage of total investments.

‡  S&P primary rating, Moody’s secondary, then Fitch.

See pages 10 and 11 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report	9

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

10	Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standings within the major rating categories.
AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

April 30, 2008

ASSETS:
Investments, at value (Cost — $161,876,922)	$164,419,613
Cash	30,058
Interest receivable	3,431,508
Receivable for securities sold	5,000
Prepaid expenses	18,602
Total Assets	167,904,781
LIABILITIES:
Payable to broker — variation margin on open futures contracts	167,969
Investment management fee payable	75,533
Directors’ fees payable	12,763
Accrued expenses	104,490
Total Liabilities	360,755
TOTAL NET ASSETS	$167,544,026
NET ASSETS:
Par value ($0.01 par value; 21,074,456 issued and outstanding; 500,000,000 shares authorized)	$ 210,745
Paid-in capital in excess of par value	192,173,009
Undistributed net investment income	877,715
Accumulated net realized loss on investments and futures contracts	(27,962,106)
Net unrealized appreciation on investments and futures contracts	2,244,663
TOTAL NET ASSETS	$167,544,026
Shares Outstanding	21,074,456
Net Asset Value	$7.95

See Notes to Financial Statements.

12	Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2008

INVESTMENT INCOME:
Interest	$ 5,113,379
EXPENSES:
Investment management fee (Note 2)	464,452
Legal fees	44,735
Audit and tax	20,737
Directors’ fees	19,538
Shareholder reports	17,950
Transfer agent fees	12,727
Stock exchange listing fees	7,278
Insurance	2,288
Custody fees	1,056
Miscellaneous expenses	3,658
Total Expenses	594,419
Less: Fees paid indirectly (Note 1)	(20)
Net Expenses	594,399
NET INVESTMENT INCOME	4,518,980
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(1,923,210)
Futures contracts	(805,307)
Net Realized Loss	(2,728,517)
Change in Net Unrealized Depreciation From:
Investments	(2,993,575)
Futures contracts	(245,670)
Change in Net Unrealized Depreciation	(3,239,245)
Net Loss on Investments and Futures Contracts	(5,967,762)
DECREASE IN NET ASSETS FROM OPERATIONS	$(1,448,782)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report	13

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (unaudited) AND THE YEAR ENDED OCTOBER 31, 2007	2008	2007
OPERATIONS:
Net investment income	$ 4,518,980	$ 8,886,879
Net realized loss	(2,728,517)	(2,114,027)
Change in net unrealized appreciation/depreciation	(3,239,245)	1,916,920
Increase (Decrease) in Net Assets from Operations	(1,448,782)	8,689,772
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,339,366)	(8,583,722)
Decrease in Net Assets From Distributions to Shareholders	(4,339,366)	(8,583,722)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (11,531 and 60,724 shares issued, respectively)	89,158	489,895
Increase in Net Assets from Fund Share Transactions	89,158	489,895
INCREASE (DECREASE) IN NET ASSETS	(5,698,990)	595,945
NET ASSETS:
Beginning of period	173,243,016	172,647,071
End of period*	$167,544,026	$173,243,016
* Includes undistributed net investment income of:	$877,715	$698,101

See Notes to Financial Statements.

14	Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

	2008[1]	2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF PERIOD	$ 8.23	$ 8.22	$ 7.95	$ 7.84	$ 7.92	$ 8.16
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.21	0.42	0.42	0.45	0.51	0.57
Net realized and unrealized gain (loss)	(0.28)	—	0.26	0.11	(0.05)	(0.25)
Total income (loss) from operations	(0.07)	0.42	0.68	0.56	0.46	0.32
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.41)	(0.41)	(0.45)	(0.53)	(0.56)
Return of capital	—	—	—	—	(0.01)	—
Total distributions	(0.21)	(0.41)	(0.41)	(0.45)	(0.54)	(0.56)
NET ASSET VALUE, END OF PERIOD	$ 7.95	$ 8.23	$ 8.22	$ 7.95	$ 7.84	$ 7.92
MARKET PRICE, END OF PERIOD	$ 7.59	$ 7.75	$ 7.84	$ 7.10	$ 7.39	$ 7.65
Total return, based on NAV[2,3]	(0.75)%	5.40%	9.24%	7.824%	6.32%	4.42%
Total return, based on Market Price[3]	0.62%	4.06%	16.66%	2.16%	3.76%	7.17%
NET ASSETS, END OF PERIOD (MILLIONS)	$ 168	$ 173	$ 173	$ 167	$ 165	$ 166
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.705%	0.846%	0.79%	0.85%	0.80%	0.80%
Net expenses	0.70 [5,7]	0.79 [6,8]	0.79 [8]	0.85	0.80	0.80
Net investment income	5.35 [5]	5.14	5.27	5.74	6.47	7.13
PORTFOLIO TURNOVER RATE	9%	16%	18%	39%	33%	28%

[1]	For the six months ended April 30, 2008 (unaudited).
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
[5]	Annualized.
[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.73%.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks high current income exempt from federal income taxes.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

16	Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(e) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Distributions to shareholders. Distributions from net investment income for the Funds, if any, are typically declared quarterly and paid on a monthly basis. The Funds intend to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$19,857,478
Sales	15,659,002

At April 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 6,664,207
Gross unrealized depreciation	(4,121,516)
Net unrealized appreciation	$ 2,542,691

At April 30, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury Bond Futures	215	6/08	$24,833,456	$25,131,484	$(298,028)

4. Distributions subsequent to April 30, 2008

On February 15, 2008, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.035 per share payable on May 30, 2008 to shareholders of record on May 23, 2008.

18	Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report

5. Capital loss carryforward

As of October 31, 2007, the Fund had a net capital loss carryforward of approximately $25,363,312, of which $747,959 expires in 2008, $733,106 expires in 2009, $601,572 expires in 2010, $5,066,581 expires in 2011, $10,608,178 expires in 2012, $5,677,661 expires in 2013 and $1,928,255 expires in 2015. These amounts will be available to offset like amounts of any future taxable gains.

6. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset Municipal High Income Fund Inc. 2008 Semi-Annual Report	19

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Municipal High Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreement, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreement encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

20	Western Asset Municipal High Income Fund Inc

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and the Subadviser at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager and Subadviser, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager and Subadviser, the standards applied in seeking best execution, the policies and practices of the Manager and Subadviser regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all nonleveraged closed-end high yield municipal debt funds, as classified by Lipper, regardless of asset size or

Western Asset Municipal High Income Fund Inc.	21

Board approval of management and subadvisory agreements (unaudited) continued

primary distribution channel. The Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2007 ranked fifth among the fifteen funds in the Performance Universe; the Fund’s performance for the 3-year period ended June 30, 2007 was ranked twelfth among the fifteen funds in the Performance Universe for such period; the Fund’s performance for the 5-year period ended June 30, 2007 ranked eleventh among the twelve funds in the Performance Universe for that period; and the Fund’s performance for the 10-year period ended June 30, 2007 ranked ninth among the twelve funds in the Performance Universe for that period. The Manager noted that the Subadviser assumed responsibility for the Fund in December 2005. The Manager noted further that the Fund was positioned to benefit from a steeper municipal yield curve and that longer-term results had recently improved as a result of this strategy. Moreover, the Fund’s portfolio duration was adjusted opportunistically and higher-yielding credits were added to the Fund’s portfolio in August and September 2007. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance, especially its performance for the 1-year period ended June 30, 2007, supported continuation of the Management Agreement and Sub-Advisory Agreement for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Group consisted of the Fund and two other nonleveraged closed-end high yield municipal debt funds, as classified by Lipper. The three Expense Group funds had assets ranging from $162.4 million to $198.0 million, with the Fund having assets of $169.3 million.

22	Western Asset Municipal High Income Fund Inc

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the Fund’s contractual Management Fee, actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager and managers of the other funds in the Expense Group), and actual total expenses in each case ranked first among the funds in the Expense Group. The Board noted that the small number of funds in the Expense Group made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the fund had decreased by 23 per cent over the period covered by the analysis. The Board concluded that profitability was not unreasonable in light of the nature, scope and quality of the services provided to the Fund by the Manager. However, the Board noted that the Manager had implemented a new revenue and cost allocation methodology in 2007 which was

Western Asset Municipal High Income Fund Inc.	23

Board approval of management and subadvisory agreements (unaudited) continued

used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board noted further the favorable Expense Group rankings of the Management Fee in the Lipper Expense Information. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreement from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

24	Western Asset Municipal High Income Fund Inc

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Municipal High Income Fund Inc. was held on February 29, 2008, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

NOMINEE	COMMON SHARES VOTED FOR ELECTION	COMMON SHARES WITHHELD
William R. Hutchinson	19,037,914	314,830
Jeswald W. Salacuse	19,024,678	328,066

At April 30, 2008, in addition to William R. Hutchinson and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
R. Jay Gerken, CFA
Riordan Roett

Western Asset Municipal High Income Fund Inc.	25

Dividend reinvestment plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, AST will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before AST has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the

26	Western Asset Municipal High Income Fund Inc.

extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by AST may exceed 98% of the NAV per share of the capital shares. AST will begin to purchase capital shares on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

Western Asset Municipal High Income Fund Inc.	27

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Western Asset Municipal High Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners
Daniel P. Cronin	Fund Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Western Asset Management Company
Chairman
William R. Hutchinson	Custodian
Riordan Roett	State Street Bank and Trust Company
Jeswald W. Salacuse	225 Franklin Street
Boston, Massachusetts 02110
Officers
R. Jay Gerken, CFA	Transfer agent
President and Chief Executive Officer	American Stock Transfer & Trust Company
59 Maiden Lane
Kaprel Ozsolak	New York, New York 10038
Chief Financial Officer and Treasurer
Independent registered public accounting firm
Ted P. Becker	KPMG LLP
Chief Compliance Officer	345 Park Avenue
New York, New York 10154
Robert I. Frenkel
Secretary and Chief Legal Officer	Legal counsel
Simpson Thacher & Bartlett LLP
Thomas C. Mandia	425 Lexington Avenue
Assistant Secretary	New York, New York 10017-3909

Albert Laskaj	New York Stock Exchange Symbol
Controller	MHF

Steven Frank
Controller

Western Asset Municipal High Income Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Municipal High Income Fund Inc.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset Municipal High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

WAS04050 6/08  SR08-590

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Municipal High Income Fund Inc.

Date:	June 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Municipal High Income Fund Inc.

Date:	June 27, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Municipal High Income Fund Inc.

Date:	June 27, 2008